EXHIBIT 23.3


                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Wachovia Corporation:


We consent to the use of our reports with respect to Central Fidelity National Bank and Central Fidelity Banks, Inc. incorporated herein by reference.

                                              KPMG LLP

Richmond, Virginia
July 21, 1999